SMITH BARNEY EQUITY FUNDS

                       Smith Barney Social Awareness Fund
                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010


Statement of Additional Information                                 May 31, 2003
                                                  as amended on October 23, 2003

      This statement of additional information expands upon and supplements the information contained in the current prospectus, dated May 31, 2003, as amended or supplemented from time to time, of Smith Barney Social Awareness Fund ("Social Awareness Fund" or the "fund") (formerly Concert Social Awareness
Fund). The fund is a series of Smith Barney Equity Funds (the "trust"). This statement of additional information should be read in conjunction with the fund's prospectus, which may be obtained from a Smith Barney Financial Consultant, a PFS Investments Inc. Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the trust at the address or telephone number set forth above. This statement of additional information, although not in itself a prospectus, is incorporated by reference into the fund's prospectus in its entirety.


Contents

      Management of the Trust ............................................    2
      Investment Objectives and Policies .................................    8
      Purchase, Exchange and Redemption of Shares ........................   24
      PFS Accounts .......................................................   25
      Distributor ........................................................   34
      Valuation of Shares ................................................   37
      Performance Data ...................................................   38
      Dividends and Distributions ........................................   41
      Taxes ..............................................................   42
      Additional Information .............................................   48
      Other Information ..................................................   49
      Financial Statements ...............................................   49
      Appendix ...........................................................   A-1


      Appendix B-1 Proxy Voting Policies and Procedures ..................   B-1

MANAGEMENT OF THE TRUST

      The executive officers of the trust are employees of the following organizations, which are among the organizations providing services to the trust:

Name                                                         Service
----                                                         -------
Citigroup Global Markets Inc. ("CGM") ....................   A Distributor of the fund
PFS Distributors, Inc. ("PFS Distributors") ..............   A Distributor of the fund
Smith Barney Fund Management LLC                             Investment Adviser and
  ("SBFM" or the "Manager") ..............................   Administrator of the fund
State Street Bank and Trust Company ("State Street")......   Custodian
Citigroup Trust Bank, fsb ("Transfer Agent")..............   Transfer Agent
PFPC Global Fund Services ("Sub-Transfer Agent")..........   Sub-Transfer Agent
Primerica Shareholder Services ("Sub-Transfer Agent").....   Sub-Transfer Agent

      These organizations and the services they perform for the trust and the fund are discussed in the prospectus and in this statement of additional information.

Trustees and Executive Officers of the Trust

      The names of the trustees and the executive officers of the trust, together with information as to their principal business occupations, are set forth below.

                                                                                               Number of
                                            Term of                                            Portfolios
                                            Office+                                             in Fund
                        Position(s)       and Length                                            Complex
   Name, Address,        Held with          of Time      Principal Occupation(s)              Overseen by     Other Directorships
      and Age              Fund             Served       During Past 5 Years                    Director      Held by Director**
-------------------     -----------       ----------     -------------------------------      ------------    -------------------
NON-INTERESTED
TRUSTEES

Lee Abraham               Trustee           Since        Retired; Former Chairman and CEO          28           Signet Group PLC
106 Barnes Road                             1993         of Associated Corp., a major
Stamford, CT  06902                                      retail merchandising organization;
Age: 75                                                  former Director of Galey & Lord,
                                                         Liz Claiborne, R.G. Barry
                                                         Corporation

Allan J. Bloostein        Trustee           Since        President of Allan J. Bloostein           35           Taubman Centers
27 West 67th Street,                        1985         Associates a consulting firm;                          Inc.
Apt. 5FW                                                 Former Director of CVS Corporation
New York, NY 10023
Age: 72

Jane F. Dasher            Trustee           Since        Controller of PBK Holdings Inc.,          28           None
Korsant Partners                            1999         a family investment firm
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age: 53

                                                                                               Number of
                                            Term of                                            Portfolios
                                            Office+                                             in Fund
                        Position(s)       and Length                                            Complex
   Name, Address,        Held with          of Time      Principal Occupation(s)              Overseen by     Other Directorships
      and Age              Fund             Served       During Past 5 Years                    Director      Held by Director**
-------------------     -----------       ----------     -------------------------------      ------------    -------------------
Donald R. Foley           Trustee           Since        Retired                                   19           None
3668 Freshwater Drive                       1999
Jupiter, FL 33477
Age: 80

Richard E. Hanson, Jr.    Trustee           Since        Retired; former head of The               28           None
2751 Vermont Rte 140                        1985         Atlanta Jewish Community High
Poultney, VT 05764                                       School, Atlanta, Georgia
Age: 61


Paul Hardin               Trustee           Since        Professor of Law and Chancellor           35           None
12083 Morehead                              1999         Emeritus at University of North
Chapel Hill, NC 27514                                    Carolina at Chapel Hill
Age: 71


Roderick C. Rasmussen     Trustee           Since        Investment Counselor                      28           None
9 Cadence Court                             1999
Morristown, NJ 07960
Age: 76

John P. Toolan            Trustee           Since        Retired                                   28           Trustee of John
7202 Southeast Golf                         1999                                                                Hancock Funds
Ridge Way
Hobe Sound, FL 33455
Age: 72

INTERESTED
TRUSTEES


R. Jay Gerken            Chairman,          Since        Managing Director of CGM;                219           None
CGM                      President          2002         Chairman, President and
399 Park Avenue          and Chief                       Chief Executive Officer of
4th Floor                Executive                       SBFM; Travelers Investment
New York, NY 10022       Officer                         Adviser, Inc. ("TIA") Management
Age: 52                                                  Inc.


OFFICERS

                                                           Term of Office+
   Name, Address,                 Position(s) Held         and Length of      Principal Occupation(s)
      and Age                        with Fund              Time Served       During Past 5 Years
-------------------         ----------------------------   ---------------    ------------------------------

Lewis E. Daidone            Chief Administrative Officer        Since         Managing Director of Citigroup
Citigroup Asset             and Senior Vice President           1995          Global Markets ("CGM");
Management ("CAM")                                                            former Chief Financial
125 Broad Street                                                              Officer and Treasurer of
11th Floor                                                                    mutual funds affiliated
New York, NY 10004                                                            with Citigroup Inc.;
Age: 46                                                                       Director and Senior Vice
                                                                              President of SBFM and TIA


OFFICERS

                                                           Term of Office+
   Name, Address,                 Position(s) Held         and Length of      Principal Occupation(s)
      and Age                        with Fund              Time Served       During Past 5 Years
-------------------         ----------------------------   ---------------    ------------------------------

Richard Peteka              Chief Financial Officer             2002          Director and Head of
CAM                         and Treasurer                                     Internal Control for
125 Broad Street                                                              Citigroup Asset Management
11th Floor                                                                    U.S. Mutual Fund Adminis-
New York, NY 10004                                                            tration from 1999-2002;
Age: 41                                                                       Vice President, Head of
                                                                              Mutual Fund Administration
                                                                              and Treasurer at
                                                                              Oppenheimer Capital from
                                                                              1996-1999

Charles P. Graves III       Vice President and Investment       Since         Managing Director of CGM
CAM                         Officer                             2001
100 First Stamford Place
7th Floor
Stamford, CT  06902
Age: 40

Ellen S. Cammer             Vice President and Investment       Since         Managing Director of CGM
CAM                         Officer                             1996
399 Park Avenue
4th Floor
New York, NY  10022
Age: 48

Kaprel Ozsolak              Controller                          Since         Vice President of CGM
CAM                                                             2002
125 Broad Street
New York, NY 10004
Age: 37

Christina T. Sydor          Secretary                           Since         Managing Director of CGM;
CAM                                                             1995          General Counsel and
300 First Stamford Place                                                      Secretary of SBFM and TIA
Stamford, CT 06902
Age: 52


Andrew Beagley              Chief Anti-Money Laundering         Since         Director, CGM (since 2000);
CAM                         Compliance Officer                  2002          Director of Compliance,
399 Park Avenue                                                               North America, Citigroup
New York, NY 10022                                                            Asset Management (since
Age: 40                                                                       2000); Director of
                                                                              Compliance; Europe, the
                                                                              Middle East and Africa,
                                                                              Citigroup Asset Management
                                                                              (1999-2000); Compliance
                                                                              Officer, Salomon Brothers
                                                                              Asset Management Limited,
                                                                              Smith Barney Global Capital
                                                                              (Management Inc., Salomon
                                                                              Brothers Asset Management
                                                                              Asia Pacific Limited
                                                                              (1997-1999)

                                                           Term of Office+
   Name, Address,                 Position(s) Held         and Length of      Principal Occupation(s)
      and Age                        with Fund              Time Served       During Past 5 Years
-------------------         ----------------------------   ---------------    -----------------------------
Robert I. Frankel           Chief Legal Officer                 Since         Managing Director and General
CAM                                                             2003          Counsel, Global Mutual Funds
300 First Stamford Place                                                      for CAM and its predecessor
Stamford, CT 06902                                                            (since 1994)
Age: 48

----------
+     Trustees serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" because he is a Managing Director of CGM, the fund's manager and an officer of the fund.
** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      The business affairs of the fund are managed by or under the direction of the Board of Trustees.


      The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.

      The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

      The fund has an audit committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.

      The fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan.

      In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its advise and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

      The fund also has a pricing committee composed of the Chariman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. During the fund's most recent fiscal year the pricing committee met five times.

      The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of January 31, 2003:

                                                                           Aggregate Dollar Range of Equity
                                                                        Securities in All Registered Investment
                                    Dollar Range of Equity                 Companies overseen by director in
Name of Trustee                    Securities in the Company                Family of Investment Companies
---------------                    -------------------------            ---------------------------------------
Lee Abraham                                  None                                        None
Allan J. Bloostein                           None                                    Over $100,000
Jane F. Dasher                               None                                   $10,001-50,000
Donald R. Foley                              None                                    Over $100,000
R. Jay Gerken                                None                                    Over $100,000
Richard E. Hanson, Jr.                       None                                      $1-10,000
Paul Hardin                                  None                                    Over $100,000
Roderick C. Rasmussen                        None                                   $10,001-50,000
John P. Toolan                               None                                    Over $100,000

      As of May 19, 2003, none of the Independent Trustees, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

      The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its trustee and officers. Officers and interested trustees of the fund are compensated by CGM.

      No officer, director or employee of CGM, or of any parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Officers and interested trustee of the trust are compensated by CGM. Fees for trustees who are not "interested persons" of the trust and who are directors/trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the calendar year ended January 31, 2003 such expenses for the group totaled $13,299. Officers and interested trustee of the trust are compensated by CGM.

      For the fiscal year ended January 31, 2003, the trustees of the trust were paid the following compensation:

                               COMPENSATION TABLE

                                                                  Total
                                                              Compensation
                                                              from Fund and
                                                              Fund Complex                Total Number of
                                  Aggregate                      for the                  Funds for Which
                                Compensation                  Calendar Year               Director Serves
Name of Trustee                 from the Fund                ended 12/31/02             within Fund Complex
---------------                 -------------                --------------             -------------------
Lee Abraham                        $7,000                       $ 75,000                        28
Allan J. Bloostein                 $7,000                       $122,250                        35
Jane Dasher                        $7,300                       $  5,000                        28
Donald R. Foley*                   $4,790                       $ 75,000                        28
R. Jay Gerken+                     $    0                       $      0                       227
Richard E. Hanson, Jr.             $6,800                       $ 73,900                        28
Paul Hardin                        $6,900                       $132,300                        36
Roderick C. Rasmussen*             $4,400                       $ 75,200                        28
John P. Toolan*                    $3,200                       $ 73,400                        28

----------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the fund's manager.
* Pursuant to the trust deferred compensation plan, the trustees indicated have elected to defer the following amounts of their aggregate compensation from the fund: Donald R Foley: $1,560, Roderick C. Rasmussen:
      $2,600 and John P. Toolan: $3,600, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C. Rasmussen: $30,000 and John P. Toolan: $50,300.

      Upon attainment of age 72 the Company's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trust trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus trustees by the fund was $21,000, which was paid to Joseph Fleiss.

      As of May 19, 2003, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund. As of May 19, 2003, to the best knowledge of the Fund and the Board, the following shareholders or "groups" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) (the "1934 Act") beneficially owned more than 5% of the outstanding shares of the following class:

                                                                      PERCENTAGE
CLASS A
   PFPC BROKERAGE SERVICES*.....................................        19.7372
   FBO PRIMERICA FINANCIAL SERVICES
   211 SOUTH GULPH ROAD
   KING OF PRUSSIA, PA  19406

CLASS B
   PFPC BROKERAGE SERVICES*.....................................        48.6655
   FBO PRIMERICA FINANCIAL SERVICES
   211 SOUTH GULPH ROAD
   KING OF PRUSSIA, PA  19406

----------
* The trust believes that this entity is not the beneficial owner of shares held of record by them.

Investment Adviser and Administrator

      SBFM serves as investment adviser to the Fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's board of trustees, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002. SBFM is a wholly-owned subsidiary of Citigroup Inc.

      SBFM bears all expenses in connection with the performance of its services and pays the salary of any officer and employee who is employed by both it and the trust. As compensation for investment advisory services rendered, the fund pays a fee computed daily and paid monthly at the annual rate of 0.55% of the fund's average daily net assets.

      SBFM also serves as administrator to the fund pursuant to a written administration agreement, which was most recently approved on June 26, 2002. For administration services rendered, the fund pays SBFM a fee at the annual rate of 0.20% of the value of the fund's average daily net assets.

      SBFM pays the salaries of all officers and employees who are employed by SBFM and the fund, maintains office facilities for the fund, furnishes the fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM bears all expenses in connection with the performance of its services. Each of the service providers also bears all expenses in connection with the performance of its services under its agreement relating to the fund.

      The investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the trust's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the trust's board with such independent trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's investment advisory agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager and from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the investment advisory agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the Manager. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the Manager may terminate the investment advisory agreement on sixty days' written notice without penalty. The investment advisory agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

      For the fiscal years ended January 31, 2001, 2002 and 2003, the fund paid investment advisory and/or administration fees to SBFM (or its predecessor) as follows:

                                    2001             2002               2003
                                    ----             ----               ----
Investment advisory fees         $3,196,712       $2,804,956         $2,255,845
Administration fees              $1,162,441       $1,019,984         $  820,307

Code of Ethics

      Pursuant to Rule 17j-1 of the 1940 Act, the trust, its manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

      The Codes of Ethics of the fund, its manager Investment Adviser and the principal underwriters are on file with the SEC.

Auditors

      KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent auditor to examine and report on the trust's financial statements and financial highlights for the fiscal year ending January 31, 2004.

                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus discusses the investment objectives of the fund and the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the fund will be achieved.

      The investment objective of the fund is high total return consisting of capital appreciation and current income. The fund's investment objective may be changed only with the approval of a majority of the fund's outstanding voting securities. There can be no assurance the fund's investment objective will be achieved.

      The fund seeks to achieve its objective by investing in a variable combination of equity and fixed-income securities. The percentages of the fund's assets invested in each of these types of securities are adjusted from time to time to conform to the asset allocation percentages most recently determined by the portfolio managers. Under normal market conditions, the fund will have between 65% and 85% of its assets invested in equity securities and between 15% and 35% in fixed-income securities. The mix of the fund's investments may vary from time to time.

      SBFM is responsible for the selection of specific securities on behalf of the fund and for determining the allocation of the fund's assets. Following the variable asset allocation strategy may involve frequent shifts among classes of investments and result in a relatively high portfolio turnover rate.

      The equity portion of the assets of the fund will consist primarily of common stocks of established companies traded on exchanges or over-the-counter that represent an opportunity for total return on a long-term basis. In evaluating companies for investment, SBFM selects securities of companies that it believes are undervalued based on relevant indicators such as price/earnings ratios, forecast growth, as well as balance sheet, profitability and risk analysis. Equity investments may be made without regard to the size of companies and generally will be made in a broad spectrum of industries. The fund may also invest in preferred stock, securities convertible into or exchangeable for common stock and warrants.

      The fixed income portion of the fund's assets will be composed primarily of investment-grade corporate bonds, debentures and notes, asset-backed and mortgage-backed securities and obligations of the United States government or its agencies or instrumentalities ("U.S. government securities"). The fund's fixed income assets may be short-, medium- or long-term, as determined at the discretion of SBFM based upon an evaluation of eco-nomic and market trends. When SBFM believes that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market securities in which the fund may invest include commercial paper, bank obligations (possibly including community investments) and short-term U.S. government securities.

      Up to 25% of the fund's assets may be invested in equity and debt securities of foreign issuers. The fund also may write covered call options, lend its portfolio securities and invest in real estate investment trusts. Risk factors and special considerations associated with the fund's investments are described below.

      SBFM believes that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies which offer attractive long-term investment potential. SBFM believes that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; and by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. Top quality management teams who successfully balance their companies' business interests with their social influences can gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The fund is designed to incorporate both social and financial criteria in all of its investment decisions.

      SBFM will attempt to emphasize companies that meet the fund's investment criteria and, relative to other companies in their industry, demonstrate a positive awareness of the environment in which they operate. In addition, SBFM has identified specific areas of social and financial concern and, thus, the fund will not purchase the debt or equity securities of any company that SBFM has significant reason to believe is engaged at the time of investment by the fund in any of the following:

      o Tobacco production;
      o Production of weapons;
      o Ownership or design of nuclear facilities.

      These portfolio restrictions are based on the belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

      SBFM will use its best efforts to assess a company's social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The fund's trustees will monitor the social awareness criteria used by the fund and SBFM may, upon approval of the trustees, change the criteria used to rate the social performance of an issuer without prior notice or shareholder approval.

      While the application of the fund's social awareness criteria may preclude some securities with strong earnings and growth potential, SBFM believes that there are sufficient investment opportunities among those companies that satisfy the social awareness criteria to meet the fund's investment objective.

Additional Investment Strategies and Techniques

      In attempting to achieve its investment objective, the fund may employ, among others, one or more of the strategies and techniques set forth below. The fund is under no obligation to use any of the strategies or techniques at any given time or under any particular economic condition.

Equity Investments

      Convertible Securities. The fund may invest in convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Preferred Stock. The fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common stockholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

      Warrants. The fund may invest in warrants, which entitle the fund to buy common stock at a specified date and price. Some of the risks associated with warrants are described below and under "Risk Factors."

Fixed Income Investments

      Mortgage and Asset-Backed Securities. The fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, and other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the fund having to reinvest proceeds at a lower interest rate. The fund may also purchase collateralized mortgage obligations which, are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

      When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets.

      Zero Coupon Securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

      United States Government Securities. The fund may invest in United States government securities. These include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.

      U.S. government securities include not only direct obligations of the United States Treasury, but also include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the fund's adviser determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

      Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repur-chase obligation, including interest. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities while the fund seeks to assert these rights. SBFM, acting under the supervision of the trust's board of trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of banks and dealers with which the fund enter into repurchase agreements to evaluate potential risks.

      Money Market Instruments. The money market instruments in which the fund may invest are: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

      Bank Obligations. CDs are short-term, negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

      Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

      Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis. Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings Association and Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

      Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. The fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") or Prime-2 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody's. A discussion of S&P and Moody's rating categories appears in the Appendix to this statement of additional information.

      Variable Rate Demand Notes (VRDNs). The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

Derivative Investments

      Options on Securities. The fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

      Options written by the fund normally will have expiration dates between one and nine months from the date they are written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the market values of the underlying securities at the times the options are written. The fund may write (a) in-the-money call options when SBFM expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

      So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the domestic securities exchange on which the option is written.

      An option position may be closed out only where there exists a secondary market for an option of the same series on a securities exchange or in the over-the-counter market. The fund expects to write options only on domestic securities exchanges. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

      Although the fund generally will write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the domestic securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Securities exchanges have established limitations governing the maximum number of calls and puts of each class that may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

      In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying securities an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expense in connection with any such purchase or borrowing.

      Futures and Options on Futures. When deemed advisable by SBFM, the fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

      An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

      In entering into transactions involving futures contracts and options on futures contracts, the fund will comply with applicable requirements of the Commodity Futures Trading Commission (the "CFTC") which require that transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions, other than those considered by the CFTC to be "bona fide hedging," will not exceed 5% of the fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. In addition, with respect to long positions in futures or options on futures, the fund will set aside cash, short-term U.S. government securities or other U.S. dollar denominated high quality short-term money market instruments in an amount equal to the underlying value of those positions.

      The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities or index on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

Other Investments

      Foreign Securities. As described above, the fund may invest a portion of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks are described in "Risk Factors" below.

      American, European, Global and Continental Depository Receipts. The fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are U.S. dollar-denominated receipts typically issued by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

      Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in a segregated account in an amount equal to 100% of the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

      By lending its securities, the fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in its judgment, the consideration to be earned from such loans would justify the risk.

      Reverse Repurchase Agreements. In order to generate additional income, the fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the fund would assume the role of seller/borrower in the transaction. The fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities.

      Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded. The fund has no present intention to invest more than 10% of its assets in the aggregate in illiquid securities.

      Venture Capital Investments. The fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933, as amended. The fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the fund may be obligated to pay part or all of the expenses of such registration.

Risk Factors

      The following risk factors are intended to supplement the risks described above and those in the fund's prospectus.

      General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

      Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the fund's net assets. Included within that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

      Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

      Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yielding securities.

      Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

      Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

      Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share.

      Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

      Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

      One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

      Many of a fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

      Derivative Instruments. In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

      Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and mortgage transactions. The following are the principal risks associated with derivative instruments.

      Market risk. The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

      Leverage and associated price volatility. Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk. The issuer of the instrument may default on its obligation to pay interest and principal.

      Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

      Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

      Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

      Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Internal Revenue Code of 1986, as amended for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM. Successful use by the fund of options will be subject to SBFM's ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

      The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

      Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

      At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

      Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund's board of directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

      Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

      The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

      The fund in consistency with Rule 10f-3 does not pay any brokerage commissions for portfolio transactions.


      Portfolio Turnover. The fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in the portfolio were replaced in a period of one year. The fund may experience a high rate of portfolio turnover if, for example, it writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when SBFM deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including brokerage commissions, which are borne directly by the fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may therefore increase shareholders' liability for applicable income taxes on resulting distributions.

Investment Restrictions

      The trust has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below have been adopted by the trust with respect to the fund as fundamental policies. Under the 1940 Act, a fundamental policy of the fund may not be changed without the vote of a majority of the fund's outstanding voting securities, as defined in the 1940 Act. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 14 may be changed by vote of a majority of the trust's board of trustees at any time.

      Under the investment policies adopted by the trust a fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchasing securities on margin. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by any fund permitted to engage in transactions in futures contracts or related options.

      8.    Making short sales of securities or maintaining a short position.

      9. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered call options and (b) collateral arrangements with respect to (i) the purchase and sale of options on stock indices and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of the fund's assets.

      10. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      11. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the fund may write covered call options.

      12. Purchasing illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      13. Making investments for the purpose of exercising control or management.

Portfolio Turnover

      The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider turnover rate a limiting factor in making investment decisions.

      Under certain market conditions, the fund may experience increased portfolio turnover as a result of its options activities. For instance, the exercise of a substantial number of options written by the fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. In addition, the fund may experience increased portfolio turnover as a result of the asset allocation strategy it employs. The portfolio turnover rate of the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

      For the fiscal years ended January 31, 2003 and 2002, the portfolio turnover rates of the fund were: 56% and 43%, respectively.

Portfolio Transactions

      Most of the purchases and sales of securities for the fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the fund are made by SBFM, which also is responsible for placing these transactions, subject to the overall review of the trust's trustees.

      Although investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

      Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.

      The following table sets forth certain information regarding the payment of brokerage commissions by the Social Awareness Fund:

                                                Fiscal Year
                                             Ended January 31        Fund
                                             ----------------        ----
Total Brokerage Commissions                        2001            $289,241
                                                   2002             250,428
                                                   2003             417,070

Commissions paid to CGM                            2001            $  8,800
                                                   2002               9,732
                                                   2003              12,019
% of Total Brokerage Commissions
paid to CGM                                        2003               2.88%
% of Total Transactions involving
Commissions paid to CGM                            2003               3.32%

      The total brokerage commissions paid by the fund for each fiscal year vary primarily because of increases or decreases in the fund's volume of securities transactions on which brokerage commissions are charged.

      In selecting brokers or dealers to execute portfolio transactions on behalf of the fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the advisory agreement between the trust and SBFM relating to the fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended January 31, 2003, the fund directed brokerage transactions totaling $29,903,996 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Social Awareness Fund total $59,688. The fees under the advisory agreement relating to the fund between the trust and SBFM are not reduced by reason of the fund's receiving such brokerage and research services. The trust's board of trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

      To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions (including commodities transactions) for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except when better prices and executions may be obtained elsewhere. The fund may, from time to time, in accordance with an exemptive order granted by the SEC, enter into principal transactions involving certain money market instruments with CGM and certain CGM affiliated dealers.

      The fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares

      General. Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services or PFS Shareholder Services (each, a "Sub-Transfer Agent," or collectively, the "Sub-Transfer Agents") are not subject to a maintenance fee.

      The Fund offers four Classes of shares: Classes A, B, L, and Y. Class A and Class L shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class L shares are also subject to a deferred sales charge payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a deferred sales charge and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

      Investors in Class A, Class B and Class L shares may open an account by making an initial investment in the fund of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

      CGM Accounts. Purchases of shares of the fund must be made through a brokerage account maintained with CGM or a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund through the transfer agent. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares.

      Purchase orders received by the fund or CGM prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund's agent prior to the agent's close of business. For shares purchased through CGM and Service Agents purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

PFS ACCOUNTS

      The fund offers two Classes of shares to investors purchasing through PFS Accounts. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions.

      Initial purchases of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to the Sub-Transfer Agent, Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent. In processing applications and investments, the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the prospectus. If the Transfer Agent ceases to act as such, a successor company named by the trust will act in the same capacity so long as the account remains open.

      Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by PFS or the Sub-Transfer Agent.

      Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments. Registered Representative must contact the Sub-Transfer Agent, Primerica Shareholder Services, at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at
(800) 544-5445 to obtain proper wire instructions.

      Shareholders who establish telephone transaction authority on their accounts and supply bank account information may make additions to their accounts at any time. Shareholders should contact the Sub-Transfer Agent at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by telephone by any person in his account, he should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer Agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

      Additional information regarding the Sub-Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 544-5445.

      Other Accounts. The fund offers two Classes of shares to investors purchasing through Other Accounts: Class A shares and Class B shares.

      Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service agent is the shareholder of record for the shares of the fund you own.

Additional General Information

      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or your agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM, PFS Investments or PFPC Global Fund Services. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

      Initial Sales Charge Alternative - Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

                                                                           Broker/Dealers
                            Sales Charge as         Sales Charge as        Commission as %
Amount of Investment      % of Offering Price    % of Amount Invested     of Offering Price
--------------------      -------------------    --------------------     -----------------
Less than $25,000                   5.00%                  5.26%                 4.50%
$   25,000 - 49,999                 4.25                   4.44                  3.83
    50,000 - 99,999                 3.75                   3.90                  3.38
   100,000 - 249,999                3.25                   3.36                  2.93
   250,000 - 499,999                2.75                   2.83                  2.48
   500,000 - 999,999                2.00                   2.04                  1.80
 1,000,000 or more                    -0-                    -0-          Up to 1.00*

----------
*     A distributor pays up to 1.00% to a Service Agent.

      Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates CGM Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge.

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by any person, which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      Initial Sales Charge Alternative - Class L Shares. Purchases of Class L shares are subject to a sales charge of 1% of the offering price (1.01% of the net amount invested) and to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Alternatives" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney funds on June 12, 1998 will not be subject to the 1% initial sales charge.

      Initial Sales Charge Waivers for Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc., (ii) the Bright Start and Scholars Choice(TM) College Savings Program, and (iii) a pension, profit sharing or other benefit plan for employees of Citigroup and its subsidiaries).

      Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees (including retired board members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent, and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the CGM 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distributed proceeds from the sale of the Smith Barney Appreciation Fund and (m) purchases by executive deferred compensation plans participants in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      Right of Accumulation. Class A shares of the fund may be purchased by "any person"' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by CGM, which are offered with a sales charge, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      Letter of Intent. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the Amount of Investment as referred to in the sales charge table under "Initial Sales Charge Alternative - Class A Shares" includes purchases of all Class A shares of the fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

      A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

      Deferred Sales Charge Alternatives. Deferred sales charge shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A deferred sales charge, however, may be imposed on certain redemptions of these shares. "Deferred sales charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a Deferred sales charge.

      Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the CGM 401(k) Program, as described below. See "Purchase of Shares-CGM Retirement Programs."

     ---------------------------------------------------------------------
         Year Since Purchase
         Payment Was Made                         Deferred Sales Charge
     ---------------------------------------------------------------------

         First .........................................    5.00%
         Second ........................................    4.00
         Third .........................................    3.00
         Fourth ........................................    2.00
         Fifth .........................................    1.00
         Sixth and thereafter ..........................    0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

      In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any deferred sales charge will be paid to CGM.

      To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60).

Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      Waivers of Deferred Sales Charge. The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

      Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


      Smith Barney Retirement Programs. The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

      There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

      The class of shares you may purchase depends on the amount of your initial investment:

      Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

      Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

      For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.


      Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days aftere the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

      Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

      Any participating plan in the CGM Retirement Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the CGM Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

      Participating plans wishing to acquire shares of the fund through the CGM Retirement Programs must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.

Exchange Privilege

      As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney Mutual Funds for those of others within the family.

      Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

      During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

      The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until receipt of further instructions. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.


      The fund does not issue share certificattes unless a written request signed on all registered issuers is made to PFPC Global Fund Services. If you hold share certificates, it will take longer to exchange or redeem shares.


      Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.)

      Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of trustees may deem advisable; however, payments shall be made wholly in cash unless the board of trustees believes that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

      CGM Accounts - Redemption Procedure

      Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Equity Funds
        Smith Barney Social Awareness Fund
      Class A, B, L, or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, Rhode Island  02940-9699

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent or Sub-Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

      Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

      Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

      PFS Accounts - Redemption Procedcures

      Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Sub-Transfer Agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

      The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

      Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request is subject to a 20% federal income tax and is to be withheld from the proceeds of the redemption check.

      A shareholder may utilize the Sub-Transfer Agent's Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow redemptions by telephone by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

      After following the redemption guidelines stated in the prospectus and this SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH transfer directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days), as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

      Other Accounts - Redemption Procedures

      Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

      Shareholders may redeem or exchange fund shares by telephone, if their account applications so permit, by calling the transfer agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

                                   DISTRIBUTOR

      Effective June 5, 2000, the fund entered into agreements with CGM, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Blvd., Duluth, Georgia 30099 to distribute the fund's shares on a best efforts basis. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

      When payment is made by the investor before settlement date, unless otherwise noted by the investor, the fund will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the fund prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs the distributor to invest the fund in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

Distribution Arrangements

      To compensate CGM or PFS Distributors, as the case may be, for the services they provide and for the expenses they bear under the Distribution Agreements, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the trust pays CGM and, with respect to Class A and Class B shares of the Social Awareness Fund, PFS Distributors a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the fund's Class A, Class B and Class L shares to cover expenses primarily intended to result in the sale of those shares. In addition, the trust pays CGM and with respect to Class B shares of the fund, PFS Distributors, a distribution fee with respect to the fund's Class B and Class L shares primarily intended to compensate CGM and PFSI for its initial expense of paying its Service Agents a commission upon sales of those shares. In addition, these expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; interest and/or carrying charges; and indirect and overhead costs associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fees are calculated at the annual rate of 0.75% for the Social Awareness Fund of the value of the fund's average daily net assets attributable to the shares of that class.

      With respect to fund shares held in PFS Accounts, the service and distribution fees are paid to PFS Distributors, which in turn, pays PFS Investments (PFSI) to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

      For the fiscal year ended January 31, 2003, CGM and/or PFS Distributors, incurred following distribution expenses for the fund:

                    Printing and                          CGM
                     Mailing of         Support        Financial       Interest
Advertising         Prospectuses       Services       Consultants       Expense
-----------         ------------       --------       -----------      --------
   $65,079              $651           $503,728       $1,534,483       $22,872

      PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Investments Registered Representatives who sell shares of the fund.

Commissions on Class A Shares

      For fiscal years ended January 31, 2001, 2002 and 2003, the aggregate dollar amounts of commissions on Class A shares were as follows:

            Fiscal Year             Fiscal Year            Fiscal Year
          Ended 1/31/01**         Ended 1/31/02+          Ended 1/31/03
          ---------------         --------------          -------------
             $230,000                $517,000               $356,000

----------
+     The entire amount was paid to CGM.
**    A portion of this amount was paid to CGM.

      For fiscal years ended January 31, 2001, 2002 and 2003, the aggregate dollar amounts of commissions paid to to PFS Distributors and/or PFSI on Class A shares, were as follows:

        Fiscal Year             Fiscal Year                 Fiscal Year
       Ended 1/31/01           Ended 1/31/02               Ended 1/31/03
       -------------           -------------               -------------
         $590,634                 $497,649                    $485,942

      Commissions on Class L shares.

      For the fiscal years ended January 31, 2001, 2002 and 2003, the aggregate dollar amounts of commission on Class L shares were as follows:

         Fiscal Year              Fiscal Year               Fiscal Year
       Ended 1/31/01**           Ended 1/31/02+            Ended 1/31/03
       ---------------           --------------            -------------
           $68,000                  $53,000                    $21,000

----------
+     The entire amount was paid to CGM.
**    A portion of this amount was paid to CGM.

Deferred Sales Charges (paid to CGM)

            Fiscal Year          Fiscal Year             Fiscal Year
           Ended 1/31/01        Ended 1/31/02           Ended 1/31/03
           -------------        -------------           -------------
Class A        $2,000                 $0                      $0

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class B       $199,000             $99,000                  $174,000

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class L       $7,000                $4,000                   $1,000

Deferred Sales Charge (paid to PFS Distributors and/or PFSI)

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class B       $227,262            $205,548                 $145,055

Distribution and Service Fees

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class A       $874,859            $811,757                  $680,397

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class B      $2,022,238           $1,564,792               $1,150,156

            Fiscal Year          Fiscal Year              Fiscal Year
           Ended 1/31/01        Ended 1/31/02            Ended 1/31/03
           -------------        -------------            -------------
Class L       $290,531              $288,100                $229,791

      Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the trust's board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreements. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments to the Plan also must be approved by the trustees and such independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of such independent trustees or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS will provide the trust's board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                               VALUATION OF SHARES

      Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on the observance of New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the trust in valuing assets of the fund.

      A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Portfolio securities listed on NASDAQ National Market System for which market quotations are available are valued at the official closing price, or, if there is no official closing price on that day, at the last sale price. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted on close of London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by the trust's board of trustees. In carrying out the board's valuation policies, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the trustees determine that amortized cost is fair value.


      Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a portfolio may not take place contemporaneously with the determined of the prices of investments held by such portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a portfolio's net asset value unless management under the supervision of the fund's Board of Directors determined that the particular event would materially affect the net asset value. As a result, a portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to such portfolio.


      Debt securities of domestic issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the trust's board of trustees.

      An option written by a fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price as determined by or under the direction of the board of trustees.

                                PERFORMANCE DATA

      From time to time, the fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the applicable reinvestment dates and prices, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied by nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class of a fund may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles.

      The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Inc. and other financial publications. Such performance information also may include the following industry and financial publications:
Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of Class A, Class B, Class L or Class Y, it will also disclose such information for the other Classes.

Average Annual Total Return

      "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:   P    =  a hypothetical initial payment of $1,000.
         T    =  average annual total return.
         n    =  number of years.
         ERV  =  Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

      The average annual total returns of the fund's Class A shares were as follows for the periods indicated (The fund commenced selling Class A shares on November 6, 1992):

   One Year    Five Year                  One Year     Five Year
    Period       Period     Inception      Period       Period      Inception
     Ended        Ended      through        Ended        Ended       Through
   Jan. 31,     Jan. 31,     Jan. 31,     Jan. 31,     Jan. 31,      Jan. 31,
     2003*        2003*       2003*        2003**       2003**        2003**
     -----        -----       -----        ------       ------        ------
    (15.76)%      0.95%       7.68%       (19.96)%       1.99%         8.22%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable initial sales charge.

      The average annual total returns of the fund's Class B shares were as follows for the periods indicated (the fund commenced selling Class B shares on February 2, 1987):

One Year    Five Year   Ten Year   Period from    One Year   Five Year    Ten Year   Period from
 Period      Period      Period     Inception      Period      Period      Period     Inception
 Ended        Ended      Ended       Through        Ended      Ended        Ended      Through
Jan. 31,    Jan. 31,    Jan. 31,     Jan. 31,     Jan. 31,    Jan. 31,    Jan. 31,    Jan. 31,
 2003*        2003*      2003*        2003*        2003**      2003**      2003**      2003**
 ----         ----       -----        -----        ------      ------      ------      ------
(16.45)%     (1.57)%      6.21%       7.85%       (20.61)%     (1.41)%      6.21%       7.85%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable deferred sales charge, if any.

      The average annual total returns of the fund's Class L shares were as follows for the periods indicated (The fund commenced selling Class L shares on May 5, 1993):

   One Year    Five Year   Period from    One Year   Five Year   Period from
    Period      Period      Inception      Period      Period     Inception
    Ended        Ended       Through        Ended      Ended       Through
   Jan. 31,    Jan. 31,      Jan. 31,     Jan. 31,    Jan. 31,    Jan. 31,
    2003*        2003*        2003*        2003**      2003**      2003**
    ----         ----         -----        ------      ------      ------
   (16.40)%      1.04%        6.59%       (18.06)%      1.25%       6.70%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable deferred sales charge, if any.

      The average annual total returns of the fund's Class Y shares are not permitted since there were no Class Y shares outstanding as of January 31, 2003:

      Average annual total return figures calculated in accordance with the above formula assume that the maximum 5% sales charge or maximum deferred sales charge, as the case may be, has been deducted from the hypothetical investment. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

Aggregate Total Return

      "Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

                                      ERV-P
                                      -----
                                        P

Where:   P    = a hypothetical initial payment of $10,000.
         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

      The aggregate total returns for the following classes were as follows for the periods indicated:

Class A Shares (the fund commenced selling Class A shares on November 6, 1992):

One Year     Five Year                    One Year      Five Year
 Period       Period      Inception        Period        Period       Inception
  Ended        Ended       through          Ended         Ended        Through
Jan. 31,     Jan. 31,      Jan. 31,       Jan. 31,      Jan. 31,       Jan. 31,
  2003*        2003*        2003*          2003**        2003**         2003**
  -----        -----        -----          ------        ------         ------
(15.76)%      10.36%       122.97%        (19.96)%        4.83%         111.87%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable sales charge, if any.

Class B Shares (the fund commenced selling Class B shares on February 2, 1987):

One Year    Five Year   Ten Year   Period from    One Year   Five Year    Ten Year   Period from
 Period      Period      Period     Inception      Period      Period      Period     Inception
 Ended        Ended      Ended       Through        Ended      Ended        Ended      Through
Jan. 31,    Jan. 31,    Jan. 31,     Jan. 31,     Jan. 31,    Jan. 31,    Jan. 31,    Jan. 31,
 2003*        2003*      2003*        2003*        2003**      2003**      2003**      2003**
 ----         ----       -----        -----        ------      ------      ------      ------
(16.45)%      6.15%      98.88%      246.88%      (20.61)%      5.28%      98.88%      246.88%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable deferred sales charge, if any.

Class L Shares (the fund commenced selling Class L shares on May 5, 1993):

One Year     Five Year   Period from      One Year      Five Year    Period from
 Period       Period      Inception        Period        Period       Inception
  Ended        Ended       through          Ended         Ended        Through
Jan. 31,     Jan. 31,      Jan. 31,       Jan. 31,      Jan. 31,       Jan. 31,
  2003*        2003*        2003*          2003**        2003**         2003**
  -----        -----        -----          ------        ------         ------
(16.40)%       6.38%        87.13%        (18.06)%        5.30%          85.23%

----------
*     Figures do not include the effect of the maximum sales charge.
**    Figures include the maximum applicable deferred sales charge, if any.

Class Y Shares (the fund commenced selling Class Y shares on March 28, 1996 and there were no Class Y shares outstanding as of January 31, 2003).

      It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

      A Class' performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

      From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

P(1 + T)^n = ATV(D)
Where:  P        =  a hypothetical initial payment of $1,000.
        T        =  average annual total return (after taxes on distributions).
        n        =  number of years.
        ATV(D)   =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

P(1 + T)^n = ATV(DR)
Where:  P        =  a hypothetical initial payment of $1,000.
        T        =  average annual total return (after taxes on distributions and redemption).
        n        =  number of years.
        ATV(DR)  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                           DIVIDENDS AND DISTRIBUTIONS

      The fund's policy is to declare and pay quarterly dividends from its net investment income and dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be automatically reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the Transfer Agent should notify the Transfer Agent in writing, requesting a change to this reinvest option.

      The per share amount of dividends from net investment income on Class B and Class L may be lower than that of Classes A and Y, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of a fund's shares (A, B, L and Y).

                                      TAXES

      The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Status of the Fund

      The fund will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) the fund must meet separately the income, diversification and distribution requirements for qualification as a regulated investment company (as discussed below) and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a trust-wide) basis.

Taxation of U.S. Shareholders

      Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

      The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

      Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

      Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

      If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

      Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 62-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Further more, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

      Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities.

      Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

      Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

Regulated Investment Company Status

      The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

      As a regulated investment company, the fund will not be subject to United States federal income tax on its investment company taxable income or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed to its shareholders. The fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

      At January 31, 2003, the fund had, for federal income tax purposes, approximately $11,227,000 of unused capital loss carryforwards available to offset future capital gains through January 31, 2011.

      The Code imposes a 4% nondeductible excise tax on the fund to the extent the fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

      If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The fund will be required to distribute substantially all of its income (including accrued original issue discount and recognized market discount) in order to qualify for "pass-through" federal income tax treatment and also in order to avoid the imposition of the 4% excise tax referred to above. Therefore, the fund may be required in some years to distribute an amount greater than the total cash income the fund actually receives. In order to make the required distribution in such a year, the fund may be required to borrow or to liquidate securities. The amount of cash that the fund would have to distribute, and thus the degree to which securities would need to be liquidated or borrowings made, would depend upon the number of shareholders who chose not to have their dividends reinvested.

Taxation of Fund Investments

      Gain or loss on the sale of a security by the fund generally will be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less generally will be short-term capital gain or loss. If the fund acquires a debt security after its original issuance at a discount, a portion of any gain upon sale or redemption of such debt security generally will be taxed as ordinary income rather than capital gain to the extent it reflects accrued market discount.

      Options Transactions. The tax consequences of options transactions entered into by the fund will vary depending on whether the underlying security is held as a capital asset, whether the fund is writing or purchasing the option and whether the "straddle" rules, discussed separately below, apply to the transaction.

      The fund may write a call option on an equity or convertible debt security. If the option expires unexercised or if the fund enters into a closing purchase transaction, the fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security. Generally, any such gain or loss will be short-term capital gain or loss, except that any loss on certain covered call stock options will be treated as long-term capital loss. If a call option written by the fund is exercised, the fund will treat the premium received for writing such call option as additional sales proceeds and will recognize a capital gain or loss from the sale of the underlying security. Whether the gain or loss will be long-term or short-term will depend on the fund's holding period for the underlying security.

      If the fund purchases a put option on an equity or convertible debt security and it expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss and such gain or loss will be short-term or long-term depending on the fund's holding period for the option. If the fund exercises such a put option, it will realize a short-term or long-term capital gain or loss (depending on the fund's holding period for the underlying security) from the sale of the underlying security. The amount realized on such sale will be the sales proceeds reduced by the premium paid.

      Mark-to-Market. The Code imposes a special "mark-to-market" system for taxing "Section 1256 contracts" including listed options on nonconvertible debt securities (including U.S. government securities), listed options on certain stock indexes and certain foreign currency contracts. In general, gain or loss on Section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any Section 1256 contracts held at the end of the fund's taxable year will be treated as though they were sold at their year-end fair market value (that is, "marked-to-market"), and the resulting gain or loss will be recognized for tax purposes. Provided that the fund holds its
Section 1256 contracts as capital assets and they are not part of a "hedging transaction" nor part of a "straddle", both the realized and the unrealized year-end gains or losses from these investment positions (including premiums on options that expire unexercised) generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions have actually been held by the fund.

      Hedging Transactions and Straddles. The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

      If applicable, the "straddle" rules contained in the Code generally override the other provisions of the Code. "Straddle," are "offsetting positions in actively traded personal property," including equity securities and options of the type in which the fund may invest. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The fund generally is authorized to enter into put, call, and covered put and call positions. Depending on what other investments are held or acquired by the fund while it is a party to one of the above transactions, the fund may create a straddle for federal income tax purposes.

      If two (or more) positions constitute a straddle, recognition of a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss when a new offsetting position is or has been acquired within a prescribed period. To the extent the straddle rules apply to positions established by the fund, losses realized by the fund may be deferred or re-characterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

      If the fund chooses to identify a particular offsetting position as being one component of a straddle, a realized loss on any component of that straddle will be recognized no earlier than upon the liquidation of all components of that straddle. Special rules apply to "mixed" straddles (that is, straddles consisting of a Section 1256 contract and an offsetting position that is not a
Section 1256 contract). If the fund makes certain elections, all or a portion of the Section 1256 contract components of such mixed straddles of the fund will not be subject to the 60%/40% mark-to-market rules. If any such election is made, the amount, the nature (as long-term or short-term) and the timing of the recognition of the fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from a fund's investments.

      Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

      If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

      Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

      The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

      The foregoing is only a summary of certain material federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION

      The trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 8, 1986, as amended from time to time. As such, the trust is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of the fund with a par value of $.001 per share. The trust commenced business as an investment company on March 3, 1986, under the name Shearson Lehman Special Equity Portfolios. On December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the trust changed its name to SLH Equity Portfolios, Shearson Lehman Brothers Equity Portfolios, Shearson Lehman Brothers Equity Funds, Smith Barney Shearson Equity Funds and Smith Barney Equity Funds, respectively.

      The fund offers shares of beneficial interest currently classified into four classes - A, B, L and Y. Each Class represents an identical interest in the fund's investment portfolio. As a result the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class;
(c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shareholders of record owning no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

      When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the trust will be voted on a trust-wide basis on all matters except matters affecting only the interest of the fund or Classes.

      The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian banks approved by the fund's trustees. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110 also is reimbursed by the fund for its out-of-pocket expenses. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

      The Transfer Agent is located at 125 Broad Street, New York, New York, 10004. For its services as transfer agent, Citicorp Trust Bank, fsb receives fees charged to the fund at an annual rate based upon the number of shareholder accounts maintained during the year.

      The trust sends shareholders of the fund a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the trust consolidates the mailing of the fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the trust also consolidates the mailing of the fund's prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact a Service Agent or the Transfer Agent.

      The trust's distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promo-tional or related expenses to dealers. The amount of these payments is determined by the distributors and may vary. Citigroup affiliates may make similar payments under similar arrangements.

                                OTHER INFORMATION

      Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

      Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

      That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS

      The Annual Report of the fund for the fiscal year ended January 31, 2003 is incorporated herein by reference in its entirety. The Annual Report was filed on March 31, 2003, accession number 0000091155-03-000057.

                                   APPENDIX A

      Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

      S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

      Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                      AAA

      Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

      General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

      Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                       AA

      High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                       A

      Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

      General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

      Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

      Medium Grade--Of the investment grade ratings, this is the lowest.

      General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

      Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

      Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

      The rating C is reserved for income bonds on which no interest is being paid.

                                       D

      Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

      Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                      Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

      Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

      Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

      Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

      Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

      Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                       Ca

      Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                       C

      Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

      The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                   APPENDIX B

                      Proxy Voting Policies and Procedures

      The Independent Trustees of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

      In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

      In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those if its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or as significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. It if is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.



                                      B-2